UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 16, 2016 (November 9, 2016)

SUTHERLAND ASSET MANAGEMENT
CORPORATION
(Exact name of registrant as specified in its charter)

Maryland	001-35808	90-0729143
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1140 Avenue of the Americas, 7th Floor

New York, NY 10036

(Address of principal executive offices)
(Zip Code)

Registrant’s telephone number, including area code: (212) 257-4600

n/a
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Current Report on Form 8-K of Sutherland Asset Management Corporation (the “Company”) is being filed in connection with the October 31, 2016 merger of the Company (then named “ZAIS Financial Corp.”) and Sutherland Asset Management Corporation, a Maryland Corporation (the “Prior Entity”), and the related change of the Company’s name to “Sutherland Asset Management Corporation”

Item 4.01. Changes in Registrant’s Certifying Accountant.

On November 9, 2016, the Company appointed Deloitte and Touche LLP (“DT”) as its independent registered public accounting firm and decided to dismiss PricewaterhouseCoopers LLP (“PWC”) as its independent registered public accounting firm.  DT was the independent registered public accounting firm for the Prior Entity prior to the Merger and audited the Prior Entity’s financial statements for the years ended December 31, 2015 and 2014.  On November 14, 2016, the Company informed PWC that they were dismissed.  The decision to appoint DT and dismiss PWC was recommended and subsequently approved by the audit committee and the board of directors of the Company (the “Board”).

The reports of PWC on ZAIS Financial Corp.’s financial statements for the fiscal years ended December 31, 2015 and 2014, did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2015 and 2014, and the subsequent interim period through November 14, 2016, the Company did not (i) have any disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) with PWC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of PWC, would have caused them to make reference thereto in their reports on the financial statements for such years; or (ii) experience any reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Company has provided PWC with a copy of the disclosures contained in this Current Report on Form 8-K and requested that PWC furnish us with a letter addressed to the U.S. Securities and Exchange Commission stating whether or not it agrees with the above statements concerning PWC, and, if not, stating the respects in which it does not agree. A copy of PWC’s letter, dated November 16, 2016, is filed as Exhibit 16.1 to this Form 8-K.

Item 8.01. Other Events.

On November, 9, 2016, at a meeting of the Company’s Board, the Board reconstituted the following committees and assigned the directors to serve on each committee as follows:

Audit Committee: Frank P. Filipps (Chair and designated as the audit committee financial expert, as such term is defined in Item 407(d)(5) of Regulation S-K under the Securities Act), Todd M. Sinai and David L. Holman.

Nominating and Corporate Governance Committee: Todd M. Sinai (Chair), David L. Holman and J. Mitchell Reese.

Compensation Committee: J. Mitchell Reese (Chair), Frank P. Filipps and David L. Holman.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

16.1*	Letter from PricewaterhouseCoopers LLP addressed to the U.S. Securities and Exchange Commission, dated November 16, 2016.

*           Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUTHERLAND ASSET MANAGEMENT CORPORATION

By:	/s/ Frederick C. Herbst
Name: Frederick C. Herbst
Title: Chief Financial Officer

Date: November 16, 2016

EXHIBIT INDEX

16.1*	Letter from PricewaterhouseCoopers LLP addressed to the U.S. Securities and Exchange Commission, dated November 16, 2016.

*                                         Filed herewith